SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement             [ ]  Confidential, For Use of the
[X]  Definitive Proxy Statement                   Commission Only (as permitted
[ ]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                            PILGRIM PRIME RATE TRUST
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
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
                            PILGRIM PRIME RATE TRUST
                       40 NORTH CENTRAL AVENUE, SUITE 1200
                             PHOENIX, ARIZONA 85004
                                 (800) 992-0180

                                                                    May 24, 1999

Dear Shareholder:

We are pleased to enclose the Notice and Proxy Statement for the Annual Meeting of Shareholders of Pilgrim Prime Rate Trust (the "Trust") to be held at 10:00 a.m., local time, on June 29, 1999 at the offices of the Trust. Formal notice of the Meeting appears on the next page, followed by the Proxy Statement. Please take the time to read the Proxy Statement and cast your vote, since it covers matters that are important to the Trust and to you as a shareholder.

At the Meeting, you will be asked to consider and vote on the following matters:

* To elect six trustees to serve until their successors are elected and qualified.

* To ratify the appointment of KPMG LLP as independent auditors for the Trust for the fiscal year ending February 29, 2000.

* To transact such other business as may properly come before the Annual Meeting of Shareholders or any adjournments thereof.

The Trustees of the Trust have concluded that the proposals are in the best interests of the Trust and its shareholders and recommend that you vote FOR each of the proposals, which are described in more detail in the enclosed Proxy Statement.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                                       Sincerely,


                                                       /s/ Robert W. Stallings
                                                       Robert W. Stallings
                                                       Chairman of the Board

                            PILGRIM PRIME RATE TRUST
                       40 NORTH CENTRAL AVENUE, SUITE 1200
                             PHOENIX, ARIZONA 85004
                                 (800) 992-0180

                   Notice of Annual Meeting of Shareholders of
                            Pilgrim Prime Rate Trust
                           to be Held on June 29, 1999

To the Shareholders:

An Annual Meeting of Shareholders of the Pilgrim Prime Rate Trust (the "Trust") will be held on June 29, 1999 at 10:00 a.m., local time, at the offices of the Trust, 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004 for the following purposes:

* To elect six trustees to serve until their successors are elected and qualified.

* To ratify the appointment of KPMG LLP as independent auditors for the Trust for the fiscal year ending February 29, 2000.

* To transact such other business as may properly come before the Annual Meeting of Shareholders or any adjournments thereof.

Shareholders of record at the close of business on May 17, 1999 are entitled to notice of, and to vote at, the meeting. Your attention is called to the accompanying Proxy Statement. Regardless of whether you plan to attend the meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and a maximum number of shares may be voted. If you are present at the meeting, you may change your vote, if desired, at that time.

                                        By Order of the Board of Trustees


                                        /s/ James M. Hennessy
                                        James M. Hennessy, Secretary

May 24, 1999

                            PILGRIM PRIME RATE TRUST
                                 PROXY STATEMENT

           ANNUAL MEETING OF SHAREHOLDERS OF PILGRIM PRIME RATE TRUST
                           TO BE HELD ON JUNE 29, 1999

     This Proxy Statement is being furnished by the Board of Trustees of Pilgrim Prime Rate Trust (the "Trust") in connection with the Trust's solicitation of votes regarding matters to be addressed at the Annual Meeting of Shareholders of the Trust to be held Tuesday, June 29, 1999 at 10:00 a.m., local time, at the offices of the Trust, 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004 for the purposes set forth below and in the accompanying Notice of Annual Meeting. At the Meeting, the shareholders of the Trust will be asked:

* To elect six trustees to serve until their successors are elected and qualified (Proposal 1);

* To ratify the appointment of KPMG LLP as independent auditors for the Trust for the fiscal year ending February 29, 2000 (Proposal 2);

* To transact such other business as may properly come before the Annual Meeting of Shareholders or any adjournments thereof.

VOTING RIGHTS

     Each share of beneficial interest of the Trust is entitled to one vote. Shareholders of the Trust at the close of business on May 17, 1999 (the "Record Date") will be entitled to be present and give voting instructions for the Trust at the Meeting with respect to their shares owned as of the Record Date. As of May 17, 1999, there were 130,497,565.348 shares outstanding and entitled to vote as of such Record Date, and the Trust had total net assets of $1,184,962,019.22.

     A majority of the outstanding shares of the Trust on the Record Date, represented in person or by proxy, must be present to constitute a quorum for the transaction of the Trust's business at the Meeting. A plurality of the votes cast at the Meeting is required for the election of the Trustee nominees (Proposal 1). A majority of the votes cast at the Meeting is required for the ratification of independent auditors (Proposal 2).

EXPENSES

     The Trust will pay the expenses incurred by it in connection with this Notice and Proxy Statement and the Meeting, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out of pocket expenses.

     For information on the proxy solicitation process and adjournments of the Meeting please see "GENERAL INFORMATION" below.

                                 PROPOSAL NO. 1
          ELECTION OF SIX TRUSTEES TO SERVE UNTIL THEIR SUCCESSORS ARE
                              ELECTED AND QUALIFIED

     At the Meeting, six Trustees will be elected to serve as Trustees, each to serve until his or her successor is duly elected and qualified. All of the nominees are currently Trustees, except for Walter E. Auch, and were last elected to the Board of Trustees at an Annual Meeting of Shareholders held on August 6, 1998. Mr. Auch was elected as a Trustee by the remaining members of the Board of Trustees on May 24, 1999. Each nominee has consented to serve as a Trustee if elected; however, should any nominee become unavailable to accept election, an event not now anticipated, the persons named in the proxy will vote in their discretion for another person or persons who may be nominated as Trustee.

     The following table sets forth the name of each nominee and certain additional information.

                                                                              YEAR FIRST BECAME
       NOMINEE              PRINCIPAL OCCUPATION FOR THE LAST FIVE YEARS        A BOARD MEMBER
       -------              --------------------------------------------        --------------
Mary A. Baldwin, Ph.D.    Trustee; Realtor, Coldwell Banker Success Realty          1995
Age 59                    (formerly,  The Prudential  Arizona  Realty) for
                          more than the last five years;  Vice  President,
                          United   States   Olympic    Committee    (since
                          November);  formerly  Treasurer,  United  States
                          Olympic Committee (November 1992-November 1996);
                          Director or Trustee of each of the funds managed
                          by the Investment Manager.

John P. Burke             Trustee;   Commissioner  of  Banking,  State  of          1997
Age 68                    Connecticut  (since  January  1995);    formerly
                          President of Bristol Savings Bank  (August 1992-
                          January 1995);  formerly  President  of Security
                          Savings and  Loan (November  1989-August  1992);
                          Director or Trustee of each of the funds managed
                          by the Investment Manager.

Al Burton                 Trustee;  President of Al Burton Productions for          1986
Age 71                    more  than  the  last five  years; formerly Vice
                          President,  First  Run Syndication,  Castle Rock
                          Entertainment   (July  1992 - November    1994);
                          Director or Trustee of each of the funds managed
                          by the Investment Manager.

Jock Patton               Trustee; Private  Investor; Director of Hypercom          1995
Age 52                    Corporation  (since  January 1999);  Director of
                          Stuart Entertainment, Inc. (since January 1999);
                          Director  of  JDA  Software  Group, Inc.  (since
                          January  1999);  Formerly  Director of Artisoft,
                          Inc.  (August 1994 - July 1998);  President and
                          Co-owner, StockVal, Inc. (April 1993-June 1997);
                          Partner and Director, Streich, Lang, P.A. (1972-
                          1993); Director or Trustee of  each of the funds
                          managed by the Investment Manager.

Walter E. Auch            Trustee;  Director  of Legend  Properties,  Inc.          1999
Age 76                    (since  1984);  Arizona Heart  Institute  (since
                          1983);  Banyan  Strategic  Realty  Trust  (since
                          1987);  Fort Dearborn Fund (since 1987);  Semele
                          Group (since 1987);  Brinson Funds (since 1994),
                          registered investment companies;  Pimco Advisors
                          L.P., an investment  manager  (since 1994);  and
                          Advisors  Series Trust (since 1997).  Trustee of
                          Salomon  Smith Barney Trak Funds  (since  1994);
                          Salomon  Smith  Barney   Concert  Series  (since
                          1994);  and  Hillsdale   College  (since  1996).
                          Formerly  Chairman and Chief Executive  Officer,
                          Chicago Board Options  Exchange  (1979 to 1986);
                          Senior  Executive Vice  President,  Director and
                          Member of  the Executive Committee, PaineWebber,
                          Inc. (until 1979);  Trustee,  Nicholas-Applegate
                          Institutional Fund (1992 - 1999)  and  Nicholas-
                          Applegate Mutual Funds (since 1992 - 1999).

Robert W. Stallings**     Chairman,  Chief Executive  Officer and  Trustee          1995
Age 50                    (since April 1995);  Chairman,  Chief  Executive
                          Officer and President, Pilgrim Group, Inc.(since
                          December 1994); Chairman,  Pilgrim  Investments,
                          Inc. (since  December  1994);  Director, Pilgrim
                          Securities, Inc. (since December 1994); Chairman,
                          Chief Executive Officer and President of each of
                          the  other  Pilgrim  Funds  (since  April 1995);
                          Chairman  and  Chief Executive Officer,  Pilgrim
                          America  Capital Corporation (formerly,  Express
                          America Holdings Corporation)(since August 1990);
                          Director  and  officer  of  other  affiliates of
                          Pilgrim America Capital Corporation.

----------
** As an officer of Pilgrim Investments, Inc., the Trust's Investment Manager, Mr. Stallings is an "interested person" of the Trust as defined in the 1940 Act.

     During the Trust's fiscal year ended February 28, 1999, the Board held five meetings. Each Trustee, except for Walter E. Auch, who commenced service as a Trustee on May 24, 1999, attended 100% of such meetings during the period in which such Trustee served as a Trustee.

COMMITTEES

     The Board has an Audit Committee whose function is to meet with the independent accountants of the Trust in order to review the scope of the Trust's audit, the Trust's financial statements and interim accounting controls; and to meet with Trust management concerning these matters, among other things. This Committee currently consists of all of the independent trustees (Mary A. Baldwin, John P. Burke, Al Burton, Jock Patton, and Walter E. Auch). During the fiscal year ended February 28, 1999, the Audit Committee met four times. Each member of the Committee, except for Walter E. Auch, who commenced service as a Trustee on May 24, 1999, attended 100% of such meetings during the period in which he or she was a member of the Committee.

     The Board has a Nominating Committee for the Trust for the purpose of considering candidates to fill Independent Trustee vacancies on the Board. The Nominating Committee currently consists of Mary A. Baldwin, John P. Burke and Al Burton. The Trust currently does not have a policy regarding whether the Nominating Committee will consider nominees recommended by shareholders of the Trust. The Nominating Committee did not meet during the fiscal year ended February 28, 1999.

REMUNERATION OF BOARD MEMBERS AND OFFICERS

     The Trust pays each "disinterested" Trustee, in addition to out-of-pocket expenses, the Trust's pro rata share, based on all of the investment companies in the Pilgrim Funds, of: (i) an annual retainer of $25,000; (ii) $2,500 per quarterly and special Board meeting; (iii) $500 per committee meeting; (iv) $500 per special telephonic meeting; and (v) out-of-pocket expenses. The pro rata share paid by the Trust is based upon the Trust's average net assets for the previous quarter as a percentage of the average net assets of all of the funds managed by the Investment Manager for which the Board Members serve in common as directors/trustees.

                               COMPENSATION TABLE
                       FISCAL YEAR ENDED FEBRUARY 28, 1999

                                           AGGREGATE     TOTAL COMPENSATION FROM
                                         COMPENSATION        TRUST AND FUND
  NAME OF PERSON, POSITION                FROM TRUST      FAMILY TO TRUSTEES(1)
  ------------------------                ----------      ---------------------
Mary A. Baldwin, Trustee(2)(3)..........   $ 15,116         $33,000 (5 boards)
John P. Burke, Trustee(2)(3)............   $ 15,116         $33,000 (5 boards)
Al Burton, Trustee(2)(3)................   $ 15,116         $33,000 (5 boards)
Bruce S. Foerster, Trustee(2)(4)........   $  5,718         $15,000 (5 boards)
Jock Patton, Trustee(2).................   $ 15,116         $33,000 (5 boards)
Robert W. Stallings, Trustee(5).........   $      0         $     0 (5 boards)

----------
(1) During the fiscal year ended February 28, 1999, the "Fund Family" consisted of the following Pilgrim Funds: Pilgrim Advisory Funds, Inc., which consists of Pilgrim Asia-Pacific Equity Fund, Pilgrim MidCap Value Fund, and Pilgrim LargeCap Leaders Fund; Pilgrim Investment Funds, Inc., which consists of Pilgrim MagnaCap Fund and Pilgrim High Yield Fund; Pilgrim Government Securities Income Fund, Inc.; Pilgrim Bank and Thrift Fund, Inc.; and Pilgrim Prime Rate Trust.
(2)  Member of the Audit Committee.
(3)  Member of the Nominating Committee.
(4)  Mr. Foerester resigned as a Trustee as of September 30, 1998.
(5) "Interested person," as defined in the Investment Company Act of 1940, as amended, because of affiliation with the Investment Manager.

VOTE REQUIRED

The affirmative vote of the holders of a plurality of the Shares of the Trust represented at the Meeting, assuming a quorum is present, is required to approve the election of the nominees.

          THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE
                           "FOR" THIS PROPOSAL NO. 1.

                                 PROPOSAL NO. 2
          RATIFICATION OF THE SELECTION OF INDEPENDENT PUBLIC AUDITORS

     At a meeting of the Board held on February 1, 1999, the Board, including a majority of trustees who are not "interested persons" as defined in the 1940 Act, as well as the trustees who were members of the Audit Committee, selected the accounting firm of KPMG LLP ("KPMG") to act as the independent auditors of the Trust for the fiscal year ending February 29, 2000.

     KPMG has served as independent auditors for the Trust with respect to its financial statements for the fiscal years ending February 29, 1996 through February 28, 1999.

     KPMG are independent auditors and have no direct financial or material indirect financial interest in the Trust. Representatives of KPMG are not expected to be at the Meeting but have been given the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

     The Board's selection is submitted to the shareholders for ratification.

VOTE REQUIRED

     The affirmative vote of the holders of a majority of the shares of the Trust represented at the meeting, assuming a quorum is present, is required for the ratification of the selection of independent auditors.

          THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE
                           "FOR" THIS PROPOSAL NO. 2.

                               GENERAL INFORMATION

OTHER MATTERS TO COME BEFORE THE MEETING

     The Trust's management does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxyholders will vote thereon in accordance with their best judgment.

SOLICITATION OF PROXIES

     Solicitation of proxies is being made primarily by the mailing of this Notice and Proxy Statement with its enclosures on or about May 24, 1999. Shareholders of the Trust whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, officers of the Trust and employees of Pilgrim Investments, Inc. and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communication.

     A shareholder may revoke a proxy at any time prior to its use by filing with the Trust a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote FOR each of the proposals and may vote at their discretion with respect to other matters not now known to the Board of Trustees or the Trust that may be presented at the Meeting.

ADJOURNMENTS

     If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve any or all of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the Proposals that are the subject of the Meeting, the percentage of votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those Shares represented at the Meeting in person or by proxy. A shareholder vote may be taken on one or more of the Proposals in this Proxy Statement prior to any adjournment if sufficient votes have been received with respect to a Proposal.

     If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, then the shares represented by the abstention or non-vote will be deemed present at the Meeting for purposes of determining a quorum. However, abstentions and broker non-votes will not be deemed represented at the Meeting for purposes of calculating the vote on any matter.

INVESTMENT MANAGER AND DISTRIBUTOR

     Pilgrim Investments, Inc., whose address is 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004, is the Investment Manager of the Trust. Pilgrim Group, Inc., whose address is 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004, is the Administrator of the Trust. Pilgrim Securities, Inc., whose address is 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004 generally serves as Distributor for the Trust.

                        EXECUTIVE OFFICERS OF THE TRUST

NAME                 POSITION WITH THE TRUST          PRINCIPAL OCCUPATION FOR THE LAST FIVE YEARS
----                 -----------------------          --------------------------------------------
Howard Tiffen        President, Chief Operating       Formerly   Managing   Director   of   various
(Age  51)            Officer (since June 1997) and    divisions   of  Bank  of  America   (and  its
                     Senior Portfolio Manager         predecessor, Continental Bank) 1982-1995).
                     (since December 1995)

James R. Reis        Executive Vice President         Director, Vice Chairman (since December 1994)
(Age 41)             (since April 1995), Chief        Executive Vice President  (since April 1995),
                     Credit Officer (since June       Pilgrim  Group,   Inc.  ("PGI")  and  PII;  a
                     1997) and Assistant Secretary    Director (since December 1994), Vice Chairman
                     (since April 1997)               (since November 1995) and Assistant Secretary
                                                      (since  January  1995),  Pilgrim  Securities,
                                                      Inc. ("PSI"); Executive Vice President (since
                                                      April 1995) and  Assistant  Secretary of each
                                                      of  the  Pilgrim   Funds  (since  May  1997);
                                                      Financial Officer (since December 1993), Vice
                                                      Chief Chairman and Assistant Secretary (since
                                                      April   1993)  and  former   President   (May
                                                      1991-December 1993), PFX. Presently serves or
                                                      has served as an officer or director of other
                                                      affiliates of PFX.

James M. Hennessy    Executive Vice President         Executive Vice  President  (since April 1998)
(Age 50)             (since May 1998) and             and  Secretary   (since  April  1995),   PFX,
                     Secretary (since April 1995)     Executive Vice President and Treasurer (since
                                                      April 1998) and Secretary (since April 1995),
                                                      PGI, and PII; Executive Vice President (since
                                                      April 1998) and Secretary  (since April 1995)
                                                      PSI;  Executive  Vice  President  (since  May
                                                      1998) and  Secretary  (since  April  1995) of
                                                      each of the Pilgrim  Funds.  Formerly  Senior
                                                      Vice  President of each of the Pilgrim  Funds
                                                      (April 1995-April 1998).  Presently serves or
                                                      has served as an officer of other  affiliates
                                                      of PFX.

Daniel A. Norman     Senior Vice President (since     Senior Vice  President  of PII and PSI (since
(Age 41)             April 1995), Treasurer (since    December 1994).  Formerly an officer of other
                     June 1997), and Assistant        affiliates  of PFX.  Presently  serves or has
                     Portfolio Manager (since         served as an officer of other  affiliates  of
                     September 1996)                  PFX.

Michael J. Roland    Senior Vice President and        Senior  Vice  President  and Chief  Financial
(Age 40)             Principal Financial Chief        Officer  of PGI,  PII,  and PSI  (since  June
                     Officer (since June 1998)        1998);   Senior  Vice   President  and  Chief
                                                      Financial  Officer  (since June 1998) of each
                                                      of the Pilgrim Funds. Formerly served in same
                                                      capacity  (January 1995 - April 1997).  Chief
                                                      Financial  Officer of Endeaver  Group (April,
                                                      1997 to June, 1998).

     To the knowledge of the Trust, as of May 22, 1999, no current Trustee of the Trust owns 1% or more of the outstanding Shares of the Trust and the officers and Trustees of the Trust own, as a group, less than 1% of the Shares of the Trust.

SHAREHOLDER PROPOSALS

     It is anticipated that the next annual meeting of the Trust will be held in June 2000. Any proposals of shareholders that are intended to be presented at the Trust's next annual meeting must be received at the Trust's principal executive offices by January 4, 2000 and must comply with all other legal requirements in order to be included in the Trust's Proxy Statement and form of proxy for that meeting.

REPORTS TO SHAREHOLDERS

     The Trust will furnish, without charge, a copy of the Annual Report and the most recent Semi-Annual Report regarding the Trust on request. Requests for such reports should be directed to Pilgrim at 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004 or to the Trust at (800) 992-0180.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     U.S. securities laws require that the Trust's shareholders owning more than ten percent of the outstanding Shares of the Trust, Trustees, and officers, as well as affiliated persons of the Trust's Investment Manager, report their ownership of the Trust's Shares and any changes in that ownership. Such reports are filed on Form 3, Form 4 and Form 5 under the Securities and Exchange Act of 1934. Officers, directors and greater than ten percent shareholders are required to furnish the Trust with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by the Company or written representation from certain reporting persons that no Form 5's were required for those persons, the Trust believes that during the fiscal year ended February 28, 1999 all officers, directors, and greater than ten percent beneficial owners complied with the applicable Section 16(a) filing requirements except for the following: Mr. Tiffen, Portfolio Manager, filed one amended Form 4 reporting one transaction, which occurred during the fiscal year ended February 28, 1999, subsequent to the required date.

IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.


                                                    /s/ James M. Hennessy
                                                    JAMES M. HENNESSY, Secretary

May 24, 1999
40 North Central Avenue, Suite 1200
Phoenix, Arizona 85004

PILGRIM LOGO                                       PROXY STATEMENT

PILGRIM PRIME RATE TRUST                 Annual Meeting of Shareholders of
40 NORTH CENTRAL AVENUE, SUITE 1200           Pilgrim Prime Rate Trust
PHOENIX, ARIZONA 85004-4424                 to be held on June 29, 1999

                         The undersigned owner of Shares of Beneficial Interest (the "Shares") of Pilgrim Prime Rate Trust (the "Trust") hereby instructs Robert W. Stallings or James
                         M. Hennessy (Proxies) to vote the Shares held by him at the Annual Meeting of Shareholders of the Trust to be held at 10:00 a.m., local time, on June 29, 1999 at the office of the Trust, 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004 and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment thereof.

Please vote, sign and date this voting instruction form and return it in the enclosed envelope.

YOU MAY ALSO VOTE YOUR SHARES BY TOUCHTONE PHONE BY CALLING 1-800-690-6903, OR THROUGH THE INTERNET AT WWW.PROXYVOTE.COM

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                              PRIPRT          KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
PILGRIM PRIME RATE TRUST                     DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE
FOLLOWING PROPOSALS.
These voting instructions will be voted as specified. If no specification is made, this voting instruction will be voted FOR all proposals.

VOTE ON TRUSTEES
1.   Election of Trustees: 01) Walter E.     To withhold authority to vote, mark
     Auch, 02) Mary A. Baldwin, 03) John     For  All  Except"  and  write  the
     P. Burke,  04) Al Burton,  05) Jock"    nominee's number on the line below.
     Patton and 06) Robert W. Stallings
                                             -----------------------------------
                                               FOR       WITHHOLD       FOR ALL
                                               ALL         ALL          EXCEPT:
                                               [ ]         [ ]            [ ]
VOTE ON PROPOSALS
2.   To ratify the  appointment  of KPMG       FOR       AGAINST        ABSTAIN
     LLP as independent auditors for the       [ ]         [ ]            [ ]
     Trust for the  fiscal  year  ending
     February 29, 2000.

3.   To transact such other  business as       [ ]         [ ]            [ ]
     may properly come before the Annual
     Meeting  of   Shareholders  or  any
     adjournments thereof.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION TO THE TRUST, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR BALLOT AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

----------------------------------------          ------------------------------

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Signature [PLEASE SIGN WITHIN BOX]  Date          Signature (Joint Owners)  Date